EXECUTION COPY

FIFTH SUPPLEMENTAL INDENTURE

TO THE INDENTURE

AMONG

TRANSDIGM INC.,

THE GUARANTORS SIGNATORY HERETO

AND

THE BANK OF NEW YORK,
as Trustee

FIFTH SUPPLEMENTAL INDENTURE

Dated as of June 22, 2006

to

Indenture

Dated as of July 22, 2003

8 3/8% Senior Subordinated Notes due 2011

THIS FIFTH SUPPLEMENTAL INDENTURE, dated as of June 22, 2006 (this “Supplemental Indenture”), is entered into by and among TransDigm Inc., a Delaware corporation (the “Issuer”), the Guarantors defined and parties to the Indenture (as defined below) and The Bank of New York, as trustee (the “Trustee”).

WHEREAS, the Issuer, the Guarantors defined therein and parties thereto and the Trustee have entered into that certain Indenture, dated as of July 22, 2003 (the “Original Indenture” and, such Original Indenture, as heretofore supplemented pursuant to the terms of (i) the First Supplemental Indenture to the Original Indenture, dated as of October 9, 2003, among the Issuer, the Guarantors defined therein and parties thereto and the Trustee, (ii) the Second Supplemental Indenture to the Original Indenture, dated as of February 10, 2005, among the Issuer, the Guarantors defined therein and parties thereto and the Trustee, (iii) the Third Supplemental Indenture to the Original Indenture, dated as of May 24, 2005, among the Issuer, the Guarantors defined therein and parties thereto and the Trustee and (iv) the Fourth Supplemental Indenture to the Original Indenture, dated as of September 30, 2005, among the Issuer, the Guarantors defined therein and partied thereto and the Trustee, is hereinafter referred to as the “Indenture”), providing for the issuance of 8 3/8% Senior Subordinated Notes due 2011 of the Issuer (the “Notes”);

WHEREAS, the Issuer issued originally $400 million aggregate principal amount of the Notes;

WHEREAS, Section 9.02 of the Indenture provides that the Indenture may be amended with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange for, or purchase of, the Notes), subject to certain exceptions;

WHEREAS, the Issuer desires and has requested, pursuant to the terms of a written request, dated as of the date hereof, delivered by the Issuer to the Trustee in connection with the execution and delivery of this Supplemental Indenture, that the Trustee join with it in entering into this Supplemental Indenture for the purpose of amending the Indenture in certain respects as permitted by Section 9.02 of the Indenture;

WHEREAS, the execution and delivery of this Supplemental Indenture has been authorized by the Board of Directors of the Issuer pursuant to a Board Resolution; and

WHEREAS, (1) the Issuer has received the consent of the Holders of a majority in principal amount of the outstanding Notes and has satisfied all other conditions precedent, if any, provided under the Indenture to enable the Issuer, the Guarantors and the Trustee to enter into this Supplemental Indenture, all as certified by an Officers’ Certificate, delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture as contemplated by Sections 9.06 and 13.04 of the Indenture, and (2) the Issuer has delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture an Opinion of Counsel relating to this Supplemental Indenture as contemplated by Sections 9.06 and 13.04 of the Indenture.

NOW, THEREFORE, in consideration of the above premises, each party hereby agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE I.

DEFINITIONS

Section 1.1.           Deletion of Definitions and Related References. Section 1.01 of the Indenture is hereby amended to delete in their entirety all terms and their respective definitions for which all references are eliminated in the Indenture as a result of the amendments set forth in Article II of this Supplemental Indenture.

ARTICLE II.

AMENDMENTS TO INDENTURE

Section 2.1.           Amendments to the Indenture. The Indenture is hereby amended by:

(i)            deleting the following sections of the Indenture and all references thereto in the Indenture in their entirety:

Section 4.03 (Reports)
Section 4.04 (Compliance Certificates)
Section 4.07 (Restricted Payments)
Section 4.08 (Dividend and Other Payment Restrictions Affecting Subsidiaries)
Section 4.09 (Incurrence of Indebtedness)
Section 4.10 (Asset Sales)
Section 4.11 (Transactions with Affiliates)
Section 4.12 (Liens)
Section 4.13 (Conduct of Business)
Section 4.15 (Offer to Repurchase upon Change of Control)
Section 4.16 (No Senior Subordinated Debt)
Section 4.17 (Additional Guarantees)
Section 4.18 (Limitation on Preferred Stock of Restricted Subsidiaries)
Sections 5.01(ii) and 5.01(iii) (Merger, Consolidation, or Sale of Assets)
Sections 8.04(b), 8.04(c), 8.04(d), 8.04(e) and 8.04(f) (Certain Conditions to Legal Defeasance)
Sections 11.06(a)(2) and 11.06(b)(2) (Guarantors May Consolidate, etc., on Certain Terms); and

(ii)           deleting the following events of default and all references thereto in the Indenture in their entirety: (x) Section 6.01(c) (failure to comply with certain covenants); (y) Section 6.01(d) (failure to pay or acceleration of certain other indebtedness); and (z) Section 6.01(e) (failure to pay certain judgments).

ARTICLE III.

MISCELLANEOUS PROVISIONS

Section 3.1.           Indenture. Except as amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound by the Indenture, as amended hereby. Subject to Section 13.01 of the Indenture, in the case of conflict between the Indenture and this Supplemental Indenture, the provisions of this Supplemental Indenture shall control.

Section 3.2.           Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.3.           Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

Section 3.4.           Effect of Headings. The Article and Section headings used herein are for convenience only and shall not affect the construction of this Supplemental Indenture.

Section 3.5.           Trustee Makes No Representations. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Issuer and the Guarantors and not those of the Trustee, and the Trustee assumes no responsibility for their correctness.

Section 3.6.           Certain Duties and Responsibilities of the Trustee. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

Section 3.7.           Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 3.8.           Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent one and the same agreement.

Section 3.9.           Successors. All agreements of the Issuer, the Guarantors and the Trustee in this Supplemental Indenture and the Notes shall bind their respective successors.

Section 3.10.        Effectiveness. This Supplemental Indenture shall become operative and effective upon the execution and delivery of this Supplemental Indenture by all parties thereto,

provided that the provisions set forth in Articles I and II of this Supplemental Indenture shall not become operative and effective until such time as the Trustee shall have received evidence reasonably satisfactory to it that the Issuer has accepted for purchase, in connection with the Offer to Purchase and Consent Solicitation in respect of the Notes commenced by the Issuer on May 25, 2006, a majority in principal amount of the outstanding Notes issued under the Indenture.

Section 3.11.        Endorsement and Change of Form of Notes. Any Notes authenticated and delivered after the close of business on the date hereof may (but need not) have affixed thereto, or be, stamped, imprinted or otherwise legended by the Trustee with, a notation as follows:

“Effective as of the date on which the provisions set forth in Article I and Article II of the Fifth Supplemental Indenture to the Indenture become effective (determined in accordance with Section 3.10 of such Fifth Supplemental Indenture), the restrictive covenants of the Indenture and certain of the Events of Default shall be eliminated, as provided in the Fifth Supplemental Indenture, dated as of June 22, 2006. Reference is hereby made to said Fifth Supplemental Indenture, copies of which are on file with the Trustee, for a description of the amendments made therein.”

Section 3.12.        Trust Indenture Act Controls. If any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by TIA § 318(c), the imposed duties shall control.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the day and year written above.

TRANSDIGM INC.

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

TRANSDIGM HOLDING COMPANY

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

TD FINANCE CORPORATION

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

ADAMS RITE AEROSPACE, INC.

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

ZMP, INC.

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

MARATHONNORCO AEROSPACE, INC.

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

CHRISTIE ELECTRIC CORP.

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

CHAMPION AEROSPACE, INC.

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

AVIONIC INSTRUMENTS, INC.

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

DAC REALTY CORP.

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

SKURKA AEROSPACE INC.

By:          /s/ W. Nicholas Howley
                                                                                                                Name: W. Nicholas Howley
                                                                                                                Title: Chief Executive Officer

THE BANK OF NEW YORK, as Trustee

By:          /s/ Van K. Brown
                                                                                                                Name: Van K. Brown
                                                                                                                Title: Vice President